UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant [_]

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[X]  Preliminary Proxy Statement

[_]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

KEYSTONE CONSOLIDATED INDUSTRIES, INC.
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(Name of Registrant as Specified In Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEYSTONE CONSOLIDATED INDUSTRIES, INC.

Three Lincoln Centre
5430 LBJ Freeway, Suite 1740
Dallas, Texas  75240

______________, 2007

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of Keystone Consolidated Industries, Inc. that will be held on ___________, ____________, 2007, at 10:00 a.m., local time, at Keystone’s corporate offices at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1740, Dallas, Texas.  The matters to be acted upon at the meeting are described in the attached Notice of Special Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the special meeting, please complete, date, sign and return the enclosed proxy card or voting instruction form in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.  Your vote, whether given by proxy or in person at the meeting, will be held in confidence by the inspector of election as provided in Keystone’s Amended and Restated Bylaws.

Sincerely,

Glenn R. Simmons, Chairman of the Board

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on ____________, 2007

To the Stockholders of
Keystone Consolidated Industries, Inc.:

A Special Meeting of Stockholders of Keystone Consolidated Industries, Inc., a Delaware corporation, will be held on ___________, ____________, 2007, at 10:00 a.m., local time, at the offices of Keystone at 5430 LBJ Freeway, Suite 1740, Dallas, Texas, for the following purposes:

(1)   To approve an amendment to Keystone’s Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock from  11,000,000 shares to 20,000,000 shares; and

(2)    To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The close of business on ____________, 2007, has been set as the record date for the special meeting.  Only holders of our common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting.  A complete list of stockholders entitled to vote at the special meeting will be available for examination during normal business hours by any of our stockholders, for purposes related to the special meeting, for a period of ten days prior to the special meeting at our corporate offices.

You are cordially invited to attend the special meeting.  Whether or not you plan to attend the special meeting, please complete, date and sign the accompanying proxy card or voting instruction form and return it promptly in the enclosed envelope.  If you choose, you may still vote in person at the special meeting even though you previously submitted your proxy card.

By Order of the Board of Directors,

Sandra K. Myers, Secretary

Dallas, Texas
____________, 2007

TABLE OF CONTENTS

                                                                                                               Page

TABLE OF CONTENTS...	i
GLOSSARY OF TERMS...
i
GENERAL INFORMATION...	1
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING...................................................................................................................................................................................................	1
SECURITY OWNERSHIP...	3
PROPOSAL...	4
CONTROLLING STOCKHOLDER...	7
OTHER MATTERS...	7
ADDITIONAL COPIES...	7
2008 ANNUAL MEETING OF STOCKHOLDERS...	7

GLOSSARY OF TERMS

“Computershare” means Computershare Investor Services L.L.C., our stock transfer agent and registrar.

“common stock” means common stock of Keystone Consolidated Industries, Inc., par value $0.01 per share.

“Contran” means Contran Corporation, our parent corporation.

“Keystone,” “us,” “we” or “our” means Keystone Consolidated Industries, Inc.

“record date” means the close of business on ________, 2007, the date our board of directors set for the determination of stockholders entitled to notice of, and to vote at, the special meeting of our stockholders to be held on ____________, 2007.

“SEC” means the U.S. Securities and Exchange Commission.

i

KEYSTONE CONSOLIDATED INDUSTRIES, INC.

Three Lincoln Centre
5430 LBJ Freeway, Suite 1740
Dallas, Texas  75240

__________________________________________

PRELIMINARY PROXY STATEMENT
__________________________________________

GENERALINFORMATION

This proxy statement and the accompanying proxy card or voting instruction form are being furnished in connection with the solicitation of proxies by and on behalf of our board of directors for use at our Special Meeting of Stockholders to be held on ___________, ____________, 2007, and at any adjournment or postponement of the special meeting.  The accompanying notice of special meeting of stockholders sets forth the time, place and purposes of the special meeting.  The notice, this proxy statement, and the accompanying proxy card or voting instruction form are first being mailed on or about ____________, 2007, to the holders of our common stock at the close of business on ____________, 2007.  Our principal executive offices are located at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1740, Dallas, Texas 75240-2697.

Please refer to the Glossary of Terms on page i for the definitions of certain capitalized or other terms used in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:           What is the purpose of the special meeting?

A.       At  the special meeting, stockholders will vote on a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock from 11,000,000 shares to 20,000,000 shares and a proposal to transact such other business that may properly come before the special meeting.

Q:           How does the board recommend that I vote?

A.     Our board of directors recommends that you vote FOR the proposal to amend our Amended and Restated Certificate of Incorporation.

Q:           Who is allowed to vote at the special meeting?

A.     Our board of directors has set the close of business on ____________, 2007, as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting.  Only holders of record of our common stock as of the close of business on the record date are entitled to vote at the special meeting.  On the record date, 10,000,000 shares of our common stock were issued and outstanding.  Each share of our common stock entitles its holder to one vote.

Q:           How do I vote?

A.           If your shares are held by a bank, broker or other nominee (i.e., in “street name”), then you must follow the instructions from your nominee on how to vote your shares.

If you are a stockholder of record, you may:

     ●  vote in person at the special meeting; or

         ●  instruct the agents named on the proxy card how to vote your shares by completing, signing and mailing the enclosed proxy card in the envelope provided.

If you execute a proxy card but do not indicate how you would like your shares voted, then the agents will vote FOR the proposal to amend our Amended and Restated Certificate of Incorporation and, to the extent allowed by applicable law, in the discretion of the agents on any other business that may properly come before the special meeting.

Q:          Who will count the votes?

A.   Our board of directors has appointed Computershare to receive proxies and ballots, ascertain the number of shares represented and tabulate the vote for the special meeting.

Q:          May I change or revoke my proxy or voting instructions?

A.   If you are a stockholder of record, then you may change or revoke your proxy instructions at any time before the special meeting in any of the following ways:

               ●  delivering to Computershare a written revocation;

            ●  submitting another proxy card bearing a later date; or

            ●  voting in person at the special meeting.

If your shares are held by a bank, broker or other nominee, then you must follow the instructions from your nominee on how to change or revoke your voting instructions.

Q:          What constitutes a quorum?

A.   A quorum is the presence, in person or by proxy, of a majority of the votes from holders of the outstanding shares of our common stock entitled to vote at the special meeting.  Brokers or other nominees holding shares of record on behalf of a client who is the actual beneficial owner of such shares are authorized to vote on certain routine matters, including the proposal to amend our Amended and Restated Certificate of Incorporation, without receiving instructions from the beneficial owner of the shares.  If such a broker/nominee who is entitled to vote on a routine matter delivers an executed proxy card and does not vote on the matter, such a vote is referred to in this proxy statement as a “broker/nominee non-vote.” Shares of common stock that are voted to abstain from any business coming before the special meeting and broker/nominee non-votes will be counted as being in attendance at the special meeting for purposes of determining whether a quorum is present.

Q:     What vote is required to approve the proposal to amend our Amended and Restated Certificate of Incorporation?

A.   If a quorum is present, then the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to be voted at the special meeting is necessary to approve the proposal to amend our Amended and Restated Certificate of Incorporation.  Abstentions and broker/nominee non-votes will have the same effect as a vote against the proposal to amend our Amended and Restated Certificate of Incorporation.
Except as applicable laws may otherwise provide, if a quorum is present, then the approval of any other business that may properly come before the special meeting will require the affirmative vote of the holders of a majority of the outstanding shares represented and entitled to vote at the special meeting.  Shares of our common stock that are voted to abstain from any other business coming before the special meeting and broker/nominee non-votes will not be counted as votes for or against any such other business.

Q:          Who will pay for the cost of soliciting the proxies?

A.   We will pay all expenses related to the solicitation, including charges for preparing, printing, assembling and distributing all materials delivered to stockholders.  In addition to the solicitation by mail, our directors, officers and regular employees may solicit proxies by telephone or in person for which such persons will receive no additional compensation. We have retained The Altman Group, Inc. to aid in the distribution of this proxy statement and related materials at an estimated cost of $1,500.  Upon request, we will reimburse banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in distributing proxy materials and voting instructions to the beneficial owners of our common stock that such entities hold of record.

SECURITY OWNERSHIP

Ownership of Keystone.  The following table and footnotes set forth as of the record date the beneficial ownership, as defined by regulations of the SEC, of our common stock held by each individual, entity or group known to us to own beneficially more than 5% of the outstanding shares of our common stock, each director, each named executive officer and all of our directors and executive officers as a group.  See footnote 4 below for information concerning the relationships of certain individuals and entities that may be deemed to own indirectly and beneficially more than 5% of the outstanding shares of our common stock.  All information is taken from or based upon ownership filings made by such individuals or entities with the SEC or upon information provided by such individuals or entities.

	Keystone Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)(2)

Harold C. Simmons (3)	-0-	(4)	-0-
Contran Corporation (3)	5,100,000	(4)	51.0%
Annette C. Simmons (3)	10,000	(4)	*
	5,110,000	(4)	51.1%

Third Point LLC (5)	990,000	(6)	9.9%

KCI Liquidating Trust (7)	906,911	(8)	9.1%

Paul M. Bass	-0-		-0-
Richard R. Burkhart	-0-		-0-
John R. Parker	-0-		-0-
Glenn R. Simmons	-0-	(4)	-0-
Troy T. Taylor	-0-		-0-
Steven L. Watson	-0-	(4)	-0-
Donald P. Zima	-0-		-0-
David L. Cheek	-0-		-0-
Bert E. Downing, Jr.	-0-		-0-
C. Vic Stirnaman	-0-		-0-
John M. Thomas	-0-		-0-
All our directors and executive officers as a group (11 persons)	-0-	(4)	-0-

——————————
*           Less than 1%.

(1)	Except as otherwise noted, the listed entities, individuals or group have sole investment power and sole voting power as to all shares set forth opposite their names.

(2)	The percentages are based on 10,000,000 shares of our common stock outstanding as of the record date.

(3)	The business address of Contran Corporation, Harold C. Simmons, and Annette C. Simmons is Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697.

(4)
Substantially all of Contran’s outstanding voting stock is held by trusts established for the benefit of certain children and grandchildren of Harold C. Simmons, of which Mr. Simmons is the sole trustee, or held by Mr. Simmons or persons or other entities related to Mr. Simmons.  As sole trustee of these trusts, Mr. Simmons has the power to vote and direct the disposition of the shares of Contran stock held by these trusts.  Mr. Simmons, however, disclaims beneficial ownership of any Contran shares these trusts hold.  Mr. Simmons is also the chairman of the board of Contran.

By virtue of the holding of his office with Contran, Contran’s stock ownership and his services as trustee, as described above, (a) Harold C. Simmons may be deemed to control us and (b) Mr. Simmons may be deemed to possess indirect beneficial ownership of the shares or our common stock directly held by Contran.  However, Mr. Simmons disclaims beneficial ownership of any shares beneficially owned, directly or indirectly, by Contran.

Annette C. Simmons is the wife of Harold C. Simmons.  She is the direct owner of 10,000 shares of our common stock.  Mr. Simmons may be deemed to share indirect beneficial ownership of such shares.  Mr. Simmons disclaims all such beneficial ownership.

Messrs. Glenn Simmons and Watson are directors and officers of Contran, and Mr. Glenn Simmons is the brother of Mr. Harold Simmons.

(5)	The business address of Third Point LLC is 390 Park Avenue, New York, NY 10022.

(6)
Of the reported holdings, Third Point Offshore Fund, Ltd. holds shared voting power, shared dispositive power and beneficial ownership with respect to 636,700 shares and Third Point, LLC and Daniel S. Loeb each hold shared voting power, shared dispositive power and beneficial ownership with respect to 990,000 shares.

(7)	The business address of 2005 KCI Liquidating Trust is c/o Jack B. Fishman, Esq. Trustee, Novare Inc., 824 South Main Street, Suite 202, Crystal Lake, Illinois 60014.

(8)
The 2005 KCI Liquidating Trust was set up pursuant to our plan of reorganization when we exited bankruptcy on August 31, 2005.  The Liquidating Trust was created for the benefit of the Class A6 Unsecured Creditors of Keystone’s bankruptcy estate and holds these shares for the benefit of those unsecured creditors.  When all of the unsecured claims against us have been fully adjudicated, each with determined allowed amounts, these shares will be distributed, pro rata, to the Class A6 Unsecured Creditors depending on their relative claim size compared to all of the allowed unsecured claims in Keystone’s bankruptcy estate.  The Liquidating Trust is not affiliated in any way with us, Contran or Harold C. Simmons.

We understand that Contran and related entities may consider acquiring or disposing of shares of our common stock through open market or privately negotiated transactions, depending upon future developments, including, but not limited to, the availability and alternative uses of funds, the performance of our common stock in the market, an assessment of our business and prospects, financial and stock market conditions and other factors deemed relevant by such entities.  We may similarly consider acquisitions of shares of our common stock and acquisitions or dispositions of securities issued by related entities.

PROPOSAL

TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF OUR
AUTHORIZED SHARES OF COMMON STOCK

General

Our board of directors has approved, subject to stockholder approval, an amendment to Article IV, Section 4.1 of our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock from 11,000,000 shares to 20,000,000 shares.  Our board of directors has determined that the proposed amendment to our Amended and Restated Certificate of Incorporation is advisable and in the best interests of Keystone and its stockholders.

Text and Effectiveness of Proposed Amendment

A copy of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock is attached as Appendix A to this proxy statement.  The proposed amendment, if approved by our stockholders, would become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment that contains the proposed amendment.  Although we currently intend to cause the proposed amendment to become effective as soon as practicable after the special meeting, our board of directors reserves the right not to file the certificate of amendment and to abandon the proposed amendment for any reason and at any time before its effectiveness, including after obtaining stockholder approval of the proposed amendment at the special meeting.

Purpose of the Proposed Amendment

As of the record date, there were 11,000,000 shares of common stock authorized by our Amended and Restated Certificate of Incorporation, of which 10,000,000 shares were outstanding.  Increasing our authorized number of shares of common stock as contemplated by the proposed amendment to our Amended and Restated Certificate of Incorporation will provide us with sufficient authorized but unissued shares of common stock (i) to effect the subscription rights offering, described below, pursuant to which we plan to raise up to $25,000,000 through the issuance of up to 2,500,000 shares of common stock (the “Subscription Rights Offering”); and (ii) for future use in transactions approved by our board of directors, including, among others, equity financings, stock splits, stock dividends, equity incentive plans, acquisitions and other corporate purposes.

We believe that by having sufficient authorized but unissued shares of common stock that we can issue without stockholder approval (except as required by applicable law or regulation, our Amended and Restated Certificate of Incorporation, or the rules of any securities exchange or quotation system on which our common stock may be listed, if applicable) will be beneficial to us by providing us with flexibility to consider and act promptly when our board of directors determines the issuance of shares is advisable.  Our common stock is currently traded on the Over-The-Counter Bulletin Board, which does not impose corporate governance standards or require shareholder approval in connection with the issuance of equity securities.  Therefore, we can issue shares of our common stock or securities exercisable or convertible into shares of our common stock without obtaining stockholder approval in the discretion of our board of directors, subject to compliance with applicable law or regulation, our Amended and Restated Certificate of Incorporation and any contractual or other restrictions binding upon us.

Consequences of Effectiveness of Proposed Amendment

If the proposed amendment to our Amended and Restated Certificate of Incorporation becomes effective, then the additional authorized shares of common stock would be available for issuance from time to time upon such terms and for such purposes as our board of directors may deem advisable, without stockholder approval except as discussed above and subject to compliance with any contractual or other restrictions binding upon us.  Except in connection with the proposed Subscription Rights Offering, our stockholders would not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future.

The proposed amendment would not effect any changes to our currently outstanding common stock.  When issued by us, the additional authorized shares of common stock will have the same rights and privileges as the shares of common stock presently outstanding and will be fully paid and nonassessable.  Under our Amended and Restated Certificate of Incorporation, each share of common stock is entitled to one vote.  Holders of common stock are also entitled to receive dividends as and if declared by our board of directors; however, our revolving credit facility prohibits us from paying dividends without lender consent.  We do not currently anticipate paying dividends on our common stock in the foreseeable future.

The issuance of additional shares of common stock in the future may, among other things, dilute earnings or book value per share, stockholders’ equity, voting power and other rights and interests of our existing stockholders.  The issuance of additional shares of common stock, or the perception that additional shares may be issued, may also adversely affect the market price of the common stock.  The availability for issuance of additional shares of common stock could further have the effect of rendering more difficult or discouraging an attempt to takeover or obtain control of Keystone.  For example, the issuance of shares of common stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to takeover or obtain control of Keystone.  The issuance of additional shares of common stock may be used to render more difficult a similar transaction even if it appears to be desirable to a majority of our stockholders.  The proposed amendment is not a result of, nor does our board of directors have knowledge of, any effort to accumulate our common stock or to takeover or obtain control of us by means of a merger, tender offer, solicitation in opposition to our board of directors or otherwise, and the proposed amendment is not being presented to our stockholders for approval with the intent that it will be utilized as a type of anti-takeover device.

The Subscription Rights Offering

In ___________, we announced our intention to offer to our stockholders up to an aggregate of 2,500,000 shares of our common stock for an aggregate price of $25,000,000, pursuant to the exercise of subscription rights to be distributed to our stockholders of record.  It is presently anticipated that each stockholder will receive 0.25 of a subscription right for each share of common stock held as of the record date for the Subscription Rights Offering and that each whole subscription right will entitle the holder thereof to purchase one share of common stock at a subscription price of $10.00 per share.  It is also anticipated that stockholders who exercise their subscription rights in full may oversubscribe for additional shares not purchased by the other stockholders, subject to certain limitations.

We will use the net proceeds from the sale of the common stock pursuant to the Subscription Rights Offering to reduce our indebtedness under our revolving credit facility, which was $62.4 million as of June 30, 2007 and which, in turn, will create additional availability under that facility that could be used for general corporate purposes, including scheduled debt payments, capital expenditures, potential acquisitions or the liquidity needs of our current operations.  If the proposed amendment to our Amended and Restated Certificate of Incorporation does not become effective, then we will not be able to complete the Subscription Rights Offering and raise the proceeds contemplated thereby, which could leave us with significant liquidity problems which may materially impair our operations.

We filed a registration statement with the SEC covering the issuance of our shares of common stock pursuant to the Subscription Rights Offering.  Subject to the effectiveness of the registration statement and approval by our stockholders of the proposed amendment to our Amended and Restated Certificate of Incorporation, we currently intend that the Subscription Rights Offering will be consummated as soon as practicable following the special meeting.  Our board of directors reserves the right to amend or modify the terms of the Subscription Rights Offering or terminate or cancel the Subscription Rights Offering in its sole discretion at any time before the completion of the Subscription Rights Offering.  Our board of directors also reserves the right to cause the proposed amendment to become effective, subject to stockholder approval, even if our board of directors terminates or cancels the Subscription Rights Offering.

Vote Required

The affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote at the special meeting is necessary to approve the proposal to amend our Amended and Restated Certificate of Incorporation.  Abstentions will have the same effect as a vote against the proposal to amend our Amended and Restated Certificate of Incorporation.

WHILE OUR STOCKHOLDERS ARE NOT BEING ASKED TO VOTE TO AUTHORIZE THE SUBSCRIPTION RIGHTS OFFERING, OUR ABILITY TO CONSUMMATE THE SUBSCRIPTION RIGHTS OFFERING IS DEPENDENT UPON STOCKHOLDER APPROVAL OF THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.  ANY OFFER REGARDING THE SUBSCRIPTION RIGHTS OFFERING SHALL BE MADE ONLY THROUGH A SEPARATE PROSPECTUS.

Board Recommendation

Our Board of Directors recommends a vote FOR the proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock from 11,000,000 shares to 20,000,000 shares.  Proxies solicited by our board of directors will be voted FOR this proposal unless instructions to the contrary are given.

OUR BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD EXERCISE ANY SUBSCRIPTION RIGHTS THAT MAY BE OFFERED TO THEM IN THE SUBSCRIPTION RIGHTS OFFERING.

CONTROLLING STOCKHOLDER

Contran owns 51.0% of our outstanding common stock as of the record date.  Contran has indicated its intention to have its shares of our common stock represented at the special meeting and voted FOR the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock from 11,000,000 shares to 20,000,000 shares.  If Contran attends the special meeting in person or by proxy and votes as indicated, then the special meeting will have a quorum present and the stockholders will approve the proposal to amend our Amended and Restated Certificate of Incorporation.

OTHER MATTERS

Our board of directors knows of no other business that will be presented for consideration at the special meeting.  If any other business properly comes before the special meeting, then the persons designated as agents in the enclosed proxy card or voting instruction form will vote on such business in accordance with their reasonable judgment.

ADDITIONAL COPIES

Pursuant to an SEC rule concerning the delivery of annual reports and proxy statements, a single set of these documents may be sent to any household at which two or more stockholders reside if they appear to be members of the same family.  Each stockholder continues to receive a separate proxy card.  This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses.  A number of brokerage firms have instituted householding.  Certain beneficial stockholders who share a single address may have received a notice that only one proxy statement would be sent to that address unless a stockholder at that address gave contrary instructions.  If, at any time, a stockholder who holds shares through a broker no longer wishes to participate in householding and would prefer to receive a separate proxy statement and related materials, or if such stockholder currently receives multiple copies of the proxy statement and related materials at his or her address and would like to request householding of our communications, then the stockholder should notify his or her broker.  Additionally, we will promptly deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered, upon the written or oral request of the stockholder.

To obtain copies of this proxy statement without charge, please mail your request to the attention of Sandra K. Myers, corporate secretary, at Keystone Consolidated Industries, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1740, Dallas, Texas 75240-2697, or call her at 972.450.4206.

2008 ANNUAL MEETING OF STOCKHOLDERS

Our stockholders may submit proposals on matters appropriate for stockholder action at our annual stockholder meetings, consistent with rules adopted by the SEC.  We must receive such proposals not later than January 1, 2008 to be considered for inclusion in the proxy statement and form of proxy card relating to our annual meeting of stockholders in 2008.  Our Amended and Restated Bylaws require that the proposal must set forth a brief description of the proposal, the name and address of the proposing stockholder as they appear on our books, the number of shares of our common stock the stockholder holds and any material interest the stockholder has in the proposal.

Our board of directors will consider the director nominee recommendations of our stockholders.  Our Amended and Restated Bylaws require that a nomination set forth the name and address of the nominating stockholder, a representation that the stockholder will be a stockholder of record entitled to vote at the annual stockholder meeting and intends to appear in person or by proxy at the meeting to nominate the nominee, a description of all arrangements or understandings between the stockholder and the nominee (or other persons pursuant to which the nomination is to be made), such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC and the consent of the nominee to serve as a director if elected.

For proposals or director nominations to be brought at the 2008 annual meeting of stockholders but not included in the proxy statement for such meeting, our Amended and Restated Bylaws require that the proposal or nomination must be delivered or mailed to our principal executive offices in most cases no later than March 17, 2008.  Proposals and nominations should be addressed to Sandra K. Myers, corporate secretary at Keystone Consolidated Industries, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1740, Dallas, Texas 75240-2697.

                                        KEYSTONE CONSOLIDATED INDUSTRIES, INC.

                                        Dallas, Texas
                                        ____________, 2007

APPENDIX A
TEXT OF PROPOSED AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
KEYSTONE CONSOLIDATED INDUSTRIES, INC.

Article IV, Section 4.1 of the Amended and Restated Certificate of Incorporation of Keystone Consolidated Industries, Inc., shall be amended and restated as follows:

Section 4.1.  Authorized Stock.  The total number of shares of stock that the Corporation shall have the authority to issue is 20,001,000 shares, consisting of 20,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and 1,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

KEYSTONE CONSOLIDATED INDUSTRIES, INC.
Three Lincoln Centre
5430 LBJ Freeway, Suite 1740
Dallas, Texas  75240

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON __________, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF KEYSTONE CONSOLIDATED INDUSTRIES, INC.

The undersigned hereby appoints Bert E. Downing, Jr., E. Pierce Marshall, Jr. and Sandra K. Myers, and each of them, proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders (the “Meeting”) of KEYSTONE CONSOLIDATED INDUSTRIES, INC., a Delaware corporation (“Keystone”), to be held at Keystone’s corporate offices at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1740, Dallas, Texas on _____________, _______________, at 10:00 a.m. (local time), and at any adjournment or postponement of the Meeting, all of the shares of common stock, par value $0.01 per share, of Keystone standing in the name of the undersigned or that the undersigned may be entitled to vote on the proposals set forth, and in the manner directed, on this proxy card.

THIS PROXY MAY BE REVOKED AS SET FORTH IN THE KEYSTONE PROXY STATEMENT THAT ACCOMPANIED THIS PROXY CARD.

The proxies, if this card is properly executed, will vote in the manner directed on this card.  If no direction is made, the proxies will vote “FOR” proposal 1 below and, to the extent allowed by applicable law, in the discretion of the proxies as to all other matters that may properly come before the Meeting and any adjournment or postponement thereof.

1.    To approve an amendment to Keystone’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 11,000,000 shares to 20,000,000 shares.

[   ]  FOR                                                      [   ]  AGAINST                                                                [   ]  ABSTAIN

2.        To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

[   ]  FOR                                                      [   ]  AGAINST                                                                [   ]  ABSTAIN

Receipt of the Keystone’s Proxy Statement dated __________, 2007 is hereby acknowledged.

Signature:        ___________________________________

Signature if
jointly held:     ___________________________________

Dated:             ___________________________________, 2007

Please sign exactly as the name that appears on this card.  Joint owners should each sign.  When signing other than in an individual capacity, please fully describe such capacity.  Each signatory hereby revokes all proxies heretofore given to vote at said Meeting and any adjournment or postponement thereof.